UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 11, 2009

CABELA’S INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32227	20-0486586
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Cabela Drive, Sidney, Nebraska	69160
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (308) 254-5505

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 11, 2009, Cabela’s Incorporated (the “Company”) and certain of its subsidiaries entered into a second amendment (the “Amendment”) to the Second Amended and Restated Credit Agreement, as amended, dated July 15, 2005 (the “Credit Agreement”), among U.S. Bank National Association, as Administrative Agent, and the lenders party thereto.  The Amendment allows the Company to contribute up to $225 million of capital to World's Foremost Bank, the Company's wholly-owned bank subsidiary, in calendar year 2010 plus up to $25 million of capital in any fiscal year.  The Company’s ability to make the foregoing contributions to World’s Foremost Bank is contingent upon changes in generally accepted accounting principles related to accounting for securitized credit card receivables and regulatory guidelines.  The credit facility is unsecured and expires on June 30, 2012.  Advances under the credit facility are used for the Company’s general business purposes, including working capital support.  The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Second Amended and Restated Credit Agreement that was filed as Exhibit 10 to the Registrant’s Current Report on Form 8-K filed on July 15, 2005, the First Amendment to Second Amended and Restated Credit Agreement that was filed as Exhibit 10 to the Registrant’s Quarterly Report on Form 10-Q filed on November 5, 2007, and Second Amendment to Second Amended and Restated Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

In addition, prior to executing the Amendment, the Company decreased the borrowing capacity under the credit facility to $350 million from $430 million.   The Company paid a fee of 50 basis points of the $350 million borrowing capacity to the lending banks to facilitate the Amendment.

Certain of the parties to the Credit Agreement or their respective affiliates, have provided, currently provide, and/or may in the future provide investment banking, commercial banking, and/or other services to the Company and its subsidiaries.  Customary fees have been, or may in the future be, paid for these services.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2009, the Company and its named executive officers, other than Joseph M. Friebe, entered into Amended and Restated Management Change of Control Severance Agreements (the “Change of Control Severance Agreements”).  The Change of Control Severance Agreements were amended and restated to eliminate the excise tax “gross up” provisions.  The Change of Control Severance Agreements previously provided that to the extent any of the payments under such agreements would exceed the limitation of Section 280G of the Internal Revenue Code (the “Code”) such that an excise tax would be imposed under Section 4999 of the Code, the executive would receive an additional “gross up” payment to indemnify him for the effect of such excise tax.  Under the Change of Control Severance Agreements, if a named executive officer, other than Mr. Friebe, is terminated without cause or resigns for good reason within twenty-four months of certain transactions resulting in a change in control, then the named executive officer will be entitled to receive severance benefits equal to 2.99 times base salary and bonus, payable in a lump sum, and insurance benefits.  In addition, any unvested stock options, restricted stock units, and other equity awards that did not vest upon the change in control, other than performance stock or performance units, will become fully vested, and any non-competition and non-solicitation agreements the Company has with the named executive officers will automatically terminate.  The foregoing description of the Change of Control Severance Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Change of Control Severance Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

In addition, on December 15, 2009, the Company and Joseph M. Friebe entered into an Amended and Restated Management Change of Control Severance Agreement – World’s Foremost Bank (the “WFB Change of Control Severance Agreement”).  The WFB Change of Control Severance Agreement was amended and restated to eliminate the excise tax “gross up” provisions.  The WFB Change of Control Severance Agreement previously provided that to the extent any of the payments under such agreement would exceed the limitation of Section 280G of the Code such that an excise tax would be imposed under Section 4999 of the Code, Mr. Friebe would receive an additional “gross up” payment to indemnify him for the effect of such excise tax.  Under the WFB Change of Control Severance Agreement, if Mr. Friebe is terminated without cause or resigns for good reason within twenty-four months of certain transactions resulting in a change in control of the Company or World’s Foremost Bank, then Mr. Friebe will be entitled to receive severance benefits equal to 2.99 times base salary and bonus, payable in a lump sum, and insurance benefits.  In addition, any unvested stock options, restricted stock units, and other equity awards that did not vest upon the change in control, other than performance stock or performance units, will become fully vested, and any non-competition and non-solicitation agreements the Company has with Mr. Friebe will automatically terminate.  The foregoing description of the WFB Change of Control Severance Agreement does not purport to be complete and is qualified in its entirety by reference to the form of WFB Change of Control Severance Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On December 15, 2009, the Company’s Board of Directors amended the Company’s Amended and Restated Bylaws.  The Amended and Restated Bylaws were amended to adopt a majority voting standard in uncontested director elections.  The Amended and Restated Bylaws were also amended to eliminate certain historic references to the Company’s former classified Board of Directors.  The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is filed as Exhibit 3 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

On December 15, 2009, the Company issued a press release announcing that it had entered into the Amendment.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On December 17, 2009, the Company issued a press release announcing that it had adopted majority voting in uncontested director elections.  A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	3	Amended and Restated Bylaws of Cabela’s Incorporated
10.1
Second Amendment to Second Amended and Restated Credit Agreement dated as of July 15, 2005, among Cabela’s Incorporated, various lenders party thereto, and U.S. Bank National Association, as Collateral Agent

	10.2	Form of 2009 Amended and Restated Management Change of Control Severance Agreement
	10.3	Form of 2009 Amended and Restated Management Change of Control Severance Agreement (World’s Foremost Bank)
	99.1	Press release dated December 15, 2009
	99.2	Press release dated December 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABELA’S INCORPORATED

Dated: December 17, 2009	By:	/s/ Ralph W. Castner
Ralph W. Castner Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3	Amended and Restated Bylaws of Cabela’s Incorporated
10.1
Second Amendment to Second Amended and Restated Credit Agreement dated as of July 15, 2005, among Cabela’s Incorporated, various lenders party thereto, and U.S. Bank National Association, as Collateral Agent

10.2	Form of 2009 Amended and Restated Management Change of Control Severance Agreement
10.3	Form of 2009 Amended and Restated Management Change of Control Severance Agreement (World’s Foremost Bank)
99.1	Press release dated December 15, 2009
99.2	Press release dated December 17, 2009